Taxation - Schedule of Deferred Tax Assets (Details) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2025	Dec. 31, 2024
Deferred tax assets：
Net operating loss carried forward	$ 39,608	$ 36,748
State net operating loss carried forwards for US entity	718	586
Accrued expenses	652	468
Impairment loss	12,167	13,376
Allowance for expected credit loss	30,512	24,273
Impairment on investments	3,980	3,980
Inventory write-down	4,277	4,249
Lawsuit provision	6,346	5,509
Property and equipment	799	788
Total deferred tax assets	99,059	89,977
Less: valuation allowance	(99,059)	(89,977)
Deferred tax assets, net of valuation allowance
Balance at the beginning of the year	89,977	48,363
Balance at the end of the year	99,059	89,977
Allowance made during the year	6,978	42,532
Effect of exchange rate differences	$ 2,104	$ (918)